SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2015 (March 31, 2015)

MIX 1 LIFE, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-170091	68-0678499
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

10575 N. 114th Suite 103

Scottsdale, AZ 85259

Tel. (480) 344-7770

(Address and Telephone Number of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

MIX 1 LIFE, INC.

Form 8-K

Current Report

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Closing of No Fear Asset Purchase Agreement

On March 31, 2015, (the “Closing Date”), Mix 1 Life, Inc., a Nevada corporation (the “Company”) and Shadow Beverages and Snack, LLC, an Arizona limited liability company (“Shadow”), closed upon that certain Asset Purchase Agreement for the purchase of the “No Fear” brand asset (“No Fear”) from Shadow (the “Asset Purchase Agreement”).

Shadow’s interest in the No Fear brand is in the form of an exclusive Trademark and License Agreement between Shadow and No Fear International wherein Shadow was granted exclusive licensing and distribution of the No Fear drink within the United States of America. The Company acquired One Hundred Percent (100%) of Shadow’s interest in the No Fear brand only for an aggregate purchase price of Twelve Million Two Hundred Thousand ($12,200,000) USD (the “Purchase Price”).

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned Asset Purchase Agreement is incorporated by reference into this Item 2.01.

The unaudited combined pro forma financial statements of the Company are furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

As of the date of the closing of the Asset Purchase Agreement, there were no material relationships between the Company and Shadow or between the Company and any of Shadow’s respective affiliates, directors, or officers, or associates thereof, other than in respect of the Purchase Agreement.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned Purchase Agreement is incorporated by reference into this Item 3.02.

Immediately prior to the Closing Date of the Asset Purchase Agreement referred to in Item 1.01 above, and as a condition to the Closing of the Asset Purchase Agreement, the Company issued 1,300,138 restricted shares of the Company’s common stock to the Shadow.

Exemption from Registration. The shares of common stock referenced herein were issued in reliance upon an exemption from registration afforded under Section 4(2) of the Securities Act for transactions by an issuer not involving a public offering, or Regulation D promulgated thereunder, or Regulation S for offers and sales of securities outside the United States. The Asset Purchase Agreement is an exempt transaction pursuant to Section 4(2) of the Securities Act as the acquisition was a private transaction by the Company and did not involve any public offering. Additionally, we relied upon the exemption afforded by Rule 506 of Regulation D of the Securities Act which is a safe harbor for the private offering exemption of Section 4(2) of the Securities Act whereby an issuer may sell its securities to an unlimited number of accredited investors, as that term is defined in Rule 501 of Regulation D. Further, we relied upon the safe harbor provision of Rule 903 of Regulation S of the Securities Act which permits offers or sales of securities by the Company outside of the United States that are not made to “U.S. persons” or for the account or benefit of a “U.S. person”, as that term is defined in Rule 902 of Regulation S.

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ITEM 7.01 REGULATION FD DISCLOSURE

Press Releases

On March 31, 2015, Mix 1 Life, Inc. (the “Company”) issued a press release regarding the closing of the Asset Purchase Agreement (the “Asset Purchase Agreement”) with Shadow Beverages and Snack, LLC, an Arizona limited liability company (“Shadow”). A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Limitation on Incorporation by Reference.

In accordance with General Instruction B.2 of Form 8−K, the information in this Form 8−K furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K includes statements that may constitute “forward-looking” statements, usually containing the words “believe”, “estimate”, “project”, “anticipate”, “expect” or similar expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements.

(d) Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit
Number	Description of Exhibit
2.01	Asset Purchase Agreement by and among the Company and Shadow Beverages and Snack, LLC, dated March 31, 2015 (1)

99.1	Unaudited Combined Pro Forma Financials of Mix 1 Life, Inc. (1)

99.2	Press Release dated March 31, 2015 (1)

___________

(1) Filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIX 1 LIFE, INC.

Date: April 6, 2015	By:	/s/ Cameron Robb
Cameron Robb
Chief Executive Officer

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